UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                   FORM 8-K/A
                                   ----------

                                 Amendment No. 2
                                 ---------------


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 27, 2004


                                MONACO GROUP INC.
                                -----------------
             (Exact name of registrant as specified in its charter)

           Delaware                     0 - 50752               98-0404764
           --------                     ---------               ----------
(State or other jurisdiction of      (Commission File        (I.R.S. Employer
incorporation or organization)           Number)          Identification Number)


          20A Voyager Court South, Etobicoke, Ontario, Canada, M9W 5M7
          ------------------------------------------------------------
                    (Address of principal executive offices)


                                 (416) 213-0028
                                 --------------
                         (Registrant's telephone number)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01.  ACQUISITION OR DISPOSITION OF ASSETS
------------------------------------------------

On May 25, 2004, Monaco Group Inc. (the "Company") entered into an Asset Purchase Agreement with Sweet Valley Foods Inc., an Ontario corporation ("Sweet Valley"), and MG Holdings Inc., an Ontario corporation and the Company's wholly owned subsidiary ("MG Holdings") (the "Asset Purchase Agreement"). Sweet Valley is a manufacturer, processor, and distributor of sugar and other grocery products.

On June 21, 2004, the parties entered into Asset Purchase Amending Agreement (the "Amendment") to amend certain provisions of the Asset Purchase Agreement. Under the terms of the Asset Purchase Agreement, as modified by the Amendment, Sweet Valley would sell to MG Holdings its assets related to the manufacturing, processing, and selling of sugar in consideration of $80,000 Canadian dollars in cash, 750,000 exchangeable shares of stock of MG Holdings (the "Exchangeable Shares"), and cash compensation for its inventory (the "Sugar Asset Transaction").

On July 27, 2004, the parties completed the Sugar Asset Transaction. The value of the inventory purchased, as at July 1, 2004, was $282,724.78 (Canadian Dollars). Couprie, Fenton Inc., a corporation owned by certain shareholders of Sweet Valley, has agreed to finance this inventory purchase on a short-term basis. The cash paid by MG Holdings at closing was $80,000.00 (Canadian Dollars). Burgio Family Holdings Inc., the largest shareholder of the Company, agreed to loan funds to the Company to complete this purchase. For financial reporting purposes, this transaction will be effective as of July 1, 2004. The assets acquired will continue to be used to manufacture, process, and distribute sugar. Sweet Valley has agreed to change its name within 30 days.

The following is a summary description of the Exchangeable Shares. Such description is qualified in its entirety by reference to (i) the Exchange Agreement, dated as of July 27, 2004, by and among Sweet Valley, MG Holdings, and the Company ("Exchange Agreement"), (ii) the Certificate of Incorporation of MG Holdings, dated November 10, 2003 ("MG Holdings Certificate"), and (iii) the Amendment to the Certificate of Incorporation of MG Holdings, dated July 16, 2004 ("MG Holdings Certificate Amendment"). Copies of the Exchange Agreement, MG Holdings Certificate, and MG Holdings Certificate Amendment are attached hereto as Exhibits 4.3 to 4.5.

     (i) Each Exchangeable Share may be exchanged for two shares of Company common stock.

     (ii) On not less than 30 days prior notice, MG Holdings may redeem some or all of the then outstanding Exchangeable Shares ("Redemption") on any date selected by its board of directors for the price of $1.25 per Exchangeable Share.

     (iii) Holders of Exchangeable Shares shall have until the 10th day immediately preceding the Redemption to elect, by written notice to the Company, to exchange the Exchangeable Shares for Company common stock.

The Company has formed a new subsidiary called Sweet Valley Food Corporation, an Ontario corporation, to operate the business and assets acquired by MG Holdings Inc.

Leo Couprie, a director of Sweet Valley, has been appointed to the board of directors of the Company. Mr. Couprie is also the Chairman of Couprie, Fenton Inc. Tyrone Ganpaul, a director of Sweet Valley, has been appointed Vice President of the Company.

ITEM 5.02.  OTHER EVENTS AND REGULATION FD DISCLOSURE
-----------------------------------------------------

On July 27, 2004, as part of the Sugar Asset Transaction, the Board of Directors of the Company ("Board"), acting by unanimous written consent, appointed Leo Couprie to the Board of the Company and appointed Tyrone Ganpaul to the office of Vice President of the Company.

Leo Couprie serves on the board of directors of Sweet Valley. Mr. Couprie is also the Chairman of Couprie, Fenton Inc., a company he co-founded in 1986. For 1994 to 1996, Mr. Couprie was the President of C&F Meat Brokers and from 1974 to 1984, a trader for Canada Packers Limited, International Division. Mr. Couprie also serves on the board of directors of Mortgage Central and Voyager Group Inc. Since 2001, he has served as the Chair of Seneca College's International Business Advisory Board.

Tyrone Ganpaul is currently the president and a director of Sweet Valley. Mr. Ganpaul has a wide ranging experience in financial management, marketing, control, and development for a number of business environments especially food, consumer products and resource products. From 2001 to 1994, he was a business development consultant for various companies, including Goudas Food Products Company Limited. From 1987 to 1994, Mr. Ganpaul was Vice President Finance for Export Packers Company Limited. Mr. Ganpaul has a degree in Economics and Business Administration from the University of Guyana and a RIA diploma from the Society of Management Accountants (formerly the Society of Registered Industrial Accountants).

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS
---------------------------------------------

(a)  Financial statements of business acquired.


     The financial statements required by this item were previously filed.


(b)  Pro forma financial information.


     The pro forma financial information required by this item has been revised and is included herein.

                                MONACO GROUP INC.
                                -----------------

                   PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

                                  June 30, 2004

                             (Stated in US Dollars)

                                   (Unaudited)
                                    ---------

                                MONACO GROUP INC.
                                -----------------
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                                  June 30, 2004
                             (Stated in US Dollars)
                                   (Unaudited)
                                    ---------


                                           Monaco          Sweet Valley      Consolidation                Pro Forma
                                           Group              Foods          And Pro Forma               Consolidated
ASSETS                                      Inc.               Inc.           Adjustments      Notes    Balance Sheet
------                                ----------------   ----------------   ----------------   -----   ----------------


Current
   Cash                               $         1,297    $        33,437    $       (33,437)   (4b)    $         1,297
   Accounts receivable                         83,923            469,085           (469,085)   (4b)             83,923
   Inventory                                        -            210,926                  -                    210,926
   Prepaid expenses                                 -                 22                  -                         22
   Tax credit receivable                            -             12,587            (12,587)   (4b)                  -
                                      ----------------   ----------------   ----------------           ----------------
                                               85,220            726,056           (515,109)                   296,167
Capital assets                                      -            190,400             78,273    (2)             268,673
Goodwill                                            -            169,982            677,136    (2)             847,118
                                      ----------------   ----------------   ----------------           ----------------
                                      $        85,220    $     1,086,438    $       240,300            $     1,411,958
                                      ================   ================   ================           ================

LIABILITIES
-----------

Current
   Accounts payable and accruals      $        88,486    $       692,801    $      (680,161) (4b,c&d) $        101,126
   Loans from related party                    20,000                  -                  -                     20,000
   Advances from related party                 22,598                  -            272,848    (4a)            295,446
   Long term debt - current portion                 -             46,628                  -                     46,628
                                      ----------------   ----------------   ----------------           ----------------
                                              131,084            739,429           (407,313)                   463,200
Long term debt                                      -             31,011                                        31,011
Advances from shareholders                          -            422,880           (422,880)   (4b)                  -
Future taxes                                        -                  -             26,112    (2)              26,112
                                      ----------------   ----------------   ----------------           ----------------
                                              131,084          1,193,320           (804,081)                   520,323
                                      ----------------   ----------------   ----------------           ----------------







                             SEE ACCOMPANYING NOTES






                                MONACO GROUP INC.
                                -----------------
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                                  June 30, 2004
                             (Stated in US Dollars)
                                   (Unaudited)
                                    ---------


                                           Monaco          Sweet Valley      Consolidation                Pro Forma
                                           Group              Foods          And Pro Forma               Consolidated
                                            Inc.               Inc.           Adjustments      Notes    Balance Sheet
                                      ----------------   ----------------   ----------------   -----   ----------------

SHAREHOLDERS' EQUITY
--------------------


Share capital                                   4,447                 22                (22)                     5,947
                                                                                      1,500    (4a)
Paid in capital                                81,203                  -            936,000    (4a)          1,017,203
Deficit                                      (131,514)          (106,903)           106,903                   (131,514)
                                      ----------------   ----------------   ----------------           ----------------
                                              (45,864)          (106,881)         1,044,381                    891,636
                                      ----------------   ----------------   ----------------           ----------------
                                      $        85,220    $     1,086,438    $       240,300            $     1,411,958
                                      ================   ================   ================           ================






















                             SEE ACCOMPANYING NOTES

                                MONACO GROUP INC.
                                -----------------
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      for the year ended December 31, 2003
                             (Stated in US Dollars)
                                   (Unaudited)
                                    ---------


                                                                                   Pro Forma
                                             Monaco           Sweet Valley        Consolidated
                                             Group               Foods             Statement
                                              Inc.                Inc.           of Operations
                                        ----------------    ----------------    ----------------

Revenue
   Sales                                $        48,834     $     3,017,049     $     3,065,883
   Cost of sales                                 46,997           2,447,020           2,494,017
                                        ----------------    ----------------    ----------------

   Gross profit                                   1,837             570,029             571,866
                                        ----------------    ----------------    ----------------


General and Administrative Expenses
   Accounting and audit fees                      5,200              31,217              36,417
   Amortization                                       -              77,481              77,481
   Bad debt                                           -               4,312               4,312
   Commissions                                        -               1,059               1,059
   Consulting fees                               57,500                   -              57,500
   Equipment leasing                                  -              26,904              26,904
   Filing and regulatory fees                     2,184                   -               2,184
   Interest and bank charges                         87              10,078              10,165
   Insurance                                          -               5,170               5,170
   Legal fees                                    19,320                   -              19,320
   Management fees                                    -              43,122              43,122
   Office and general expenses                      179              45,485              45,664
   Rent                                               -             106,927             106,927
   Repairs and maintenance                            -              11,344              11,344
   Storage                                            -              20,586              20,586
   Telephone expenses                                 -               3,456               3,456
   Transfer agent fees                              745                   -                 745
   Wages                                              -             167,901             167,901
                                        ----------------    ----------------    ----------------
                                                 85,215             555,042             640,257
                                        ----------------    ----------------    ----------------






                             SEE ACCOMPANYING NOTES






Earnings (loss) before the following            (85,215)             14,987             (68,391)

Investment tax credit earnings                        -              13,369              13,369
                                        ----------------    ----------------    ----------------

Net loss for the year                   $       (83,378)    $        28,356     $       (55,022)
                                        ================    ================    ================


Pro forma loss per share                                                        $         (0.01)
                                                                                ================

Weighted average number of shares                                                     5,824,340
                                                                                ================


































                             SEE ACCOMPANYING NOTES

                                MONACO GROUP INC.
                                -----------------
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                     for the six months ended June 30, 2004
                             (Stated in US Dollars)
                                   (Unaudited)
                                    ---------



                                                                              (Note 4d)         Pro Forma
                                            Monaco         Sweet Valley      Sweet Valley      Consolidated
                                            Group             Foods           Pro Forma         Statement
                                             Inc.              Inc.          Adjustments      of Operations
                                        --------------    --------------    --------------    --------------

Revenue
   Sales                                $     194,429     $   2,559,428    $      (80,342)    $   2,673,515

   Cost of sales                              191,538         2,177,939           (80,342)        2,289,135
                                        --------------    --------------    --------------    --------------
   Gross profit                                 2,891           381,489                 -           384,380
                                        --------------    --------------    --------------    --------------
General and Administrative Expenses
   Accounting and audit fees                    5,850            19,528                              25,378
   Amortization                                     -            29,833                              29,833
   Commissions                                      -             5,694                               5,694
   Equipment leasing                                -            28,631                              28,631
   Filing and regulatory fees                   3,845                 -                               3,845
   Interest and bank charges                    1,263            22,309                              23,572
   Legal fees                                  39,227                 -                              39,227
   Office and general expenses                    217            37,229                              37,446
   Rent                                             -            60,736                              60,736
   Repairs and maintenance                                        9,474                               9,474
   Storage                                                        9,360                               9,360
   Telephone expenses                               -             1,588                               1,588
   Transfer agent fees                            625                -                                 625
   Wages                                            -           106,809                             106,809
                                        --------------    --------------    --------------    --------------
                                               51,027           331,191                 -           382,218
                                        --------------    --------------    --------------    --------------

Net income (loss) for the period             ( 48,136)           50,298                 -             2,162
                                        ==============    ==============    ==============    ==============

Pro forma earnings per share                                                                  $        0.00
                                                                                              ==============

Weighted average number of shares                                                                 5,946,500
                                                                                              ==============







                             SEE ACCOMPANYING NOTES

Monaco Group Inc.
Notes to the Pro Forma Consolidated Financial Statements
June 30, 2004
(Stated in US Dollars)
(Unaudited) - Page 1
 ---------


Note 1    Basis of Presentation
          ---------------------

          The accompanying unaudited pro forma consolidated balance sheet and unaudited consolidated statement of operations give effect to the acquisition of substantially all the assets and business of Sweet Valley Foods Inc. ("Sweet Valley") by a wholly-owned subsidiary of Monaco Group Inc., a Delaware corporation ("Monaco") effective on July 1, 2004 pursuant to an asset purchase agreement dated May 25, 2004 and an amended agreement dated June 21, 2004.

          The unaudited pro forma consolidated financial statements of Monaco included herein have been prepared by management of Monaco in accordance with the accounting principles generally accepted in the United States of America. They have been prepared from information derived from the December 31, 2003 audited financial statements of Monaco, the June 30, 2004 unaudited financial statements of Monaco, the December 31, 2003 audited financial statements of Sweet Valley and the June 30, 2004 unaudited financial statements of Sweet Valley, together with other information available to the corporations. In the opinion of management of Monaco, these unaudited pro forma consolidated financial statements include all adjustments necessary for fair presentation of the acquisition of the Sweet Valley assets by Monaco as described below.


          The financial statements of Sweet Valley have been converted from Canadian dollars to US dollars. Balance sheet amounts at the rate of exchange in effect at June 30, 2004 of 1 US dollar equals 1.3404 Canadian dollars. Revenues and expenses for the twelve months ended December 31, 2003 and for the six months ended June 30, 2004 at the average rate of exchange in effect for the period of 1 US dollar equals 1.3914 Canadian dollars and 1 US dollar equals 1.3419 Canadian dollars, respectively.


          In preparing the pro forma consolidated financial statements, no adjustments have been made to reflect the additional costs or savings that could result from combining the operations of Monaco and Sweet Valley.


          The unaudited pro forma consolidated financial statements should be read in conjunction with the historical financial statements and notes thereto referred to above. The unaudited pro forma consolidated balance sheet gives effect to the acquisitions of the Sweet Valley assets as if it had occurred on June 30, 2004. The unaudited pro forma consolidated statements of operations gives effect to the acquisitions of the Sweet Valley assets as if it had occurred at the start of the fiscal period beginning on January 1, 2003. These unaudited pro forma financial statements are not necessarily indicative of the financial position or results of operations, which would have resulted if the combination and related transactions had actually occurred on those dates.

Monaco Group Inc.
Notes to the Pro Forma Consolidated Financial Statements
June 30, 2004
(Stated in US Dollars)
(Unaudited) - Page 2
 ---------


Note 2    Acquisition of Sweet Valley's Assets and Business
          -------------------------------------------------


          Pursuant to an Asset Purchase Agreement dated May 25, 2004, and an Amended Agreement dated June 21, 2004, a wholly-owned subsidiary of Monaco acquired substantial all of the assets and business of Sweet Valley. The acquisition has been accounted for using the purchase method of accounting. Under this method, the shares issued are valued at the fair value, agreed to by the purchaser and the vendor at arms-length, of the assets and liabilities acquired determined at July 1, 2004 based on the unaudited working capital of Sweet Valley as follows:


                                                               July 1, 2004
                                                                Fair Value
                                                                 Acquired
                                                             ----------------

          Inventory                                          $       210,948
          Capital assets                                             268,673
          Goodwill                                                   847,118
          Assumed liabilities                                        (77,639)
                                                             ----------------

          Fair value of 100% interest acquired               $     1,249,100
          Future income taxes                                        (26,112)
                                                             ----------------
                                                                   1,222,988
                                                             ================
          Consideration paid
             Cash                                            $       272,848
             Accounts payable                                         12,640
             Shares issued at fair value - Note 4(a)                 937,500
                                                             ================


          The carrying values of the assets and liabilities of Sweet Valley as presented in the June 30, 2004 historical financial statements approximate their fair values.


          The expenses relating to the accounts payable portion that form part of the Consideration paid noted above were incurred by a subsidiary of Monaco subsequent to June 30, 2004. These accounts payable were not previously accrued on Monaco's consolidated balance sheet as at June 30, 2004.

Monaco Group Inc.
Notes to the Pro Forma Consolidated Financial Statements
June 30, 2004
(Stated in US Dollars)
(Unaudited) - Page 3
 ---------


Note 3    Share Capital
------    -------------


          Authorized:     10,000,0    common shares, par value $0.001 per share

          Pro forma Common Shares Issued:

                                                               Common shares           Additional
                                                           Number                       Paid-in
                                                         of Shares      Par Value       Capital        Deficit         Total
                                                        ------------   ------------   ------------   ------------   ------------

          Monaco common shares at June 30, 2004           4,446,500    $     4,447    $    81,203    $  (131,514)   $   (45,864)
          Sweet Valley shares issued at June 30, 2004            30             22              -       (106,903)      (106,851)
          Adjustments                                           (30)           (22)             -        106,903        106,851
          Issued pursuant to purchase agreement -
            Note 4a(i)                                    1,500,000          1,500        936,000              -        937,500
                                                        ------------   ------------   ------------   ------------   ------------

                                                          5,946,500    $     5,947    $ 1,017,203    $  (131,514)   $   891,636
                                                        ============   ============   ============   ============   ============

          The number of shares issued and outstanding is that of Monaco.

          Subsequent to June 30, 2004, Monaco increased its authorized common stock to 15,000,000 shares, and authorized 4,000,000 preferred stock at $0.001 par value.

Monaco Group Inc.
Notes to the Pro Forma Consolidated Financial Statements
June 30, 2004
(Stated in US Dollars)
(Unaudited) - Page 4
 ---------


Note 4    Pro Forma Adjustments
------    ---------------------

          The unaudited pro forma consolidated financial statements include the following pro forma adjustments:

          a) Subsequent to June 30, 2004, Monaco completed the following transactions:

               i) Purchased substantially all the assets and business of Sweet Valley for $270,610 cash ("Cash Amount") and 750,000 exchangeable shares of a subsidiary of Monaco that are exchangeable for 1,500,000 shares of Monaco common stock at a per share price of $0.625; and


               ii) Monaco was advanced $61,922 (CDN $83,000) from a shareholder and $210,926 (CDN $282,725) from a related party to Sweet Valley for a total of $272,848. These funds were used to pay the Cash Amount for the Sweet Valley acquisition and $2,238 of the legal and accounting expenses incurred related to this transaction.


          b) Pursuant to the Sweet Valley asset purchase agreement dated May 25, 2004, and the amended agreement dated June 21, 2004, a wholly-owned subsidiary Monaco purchased, effective July 1, 2004, substantially all the assets and business of Sweet Valley, excluding cash and accounts receivable, and assumed no liabilities except for a business loan in the amount of $77,639 (CDN $104,067) and the premise lease located 4055 Sladeview Cres., Unit #4, Mississauga, Ontario.


          c) The expenses relating to the $12,640 accounts payable portion that forms part of the Consideration paid (see Note 2) for the Sweet Valley transaction were incurred by a subsidiary of Monaco subsequent to June 30, 2004. These accounts payable were not previously accrued on Monaco's consolidated balance sheet as at June 30, 2004.


          d) During the month of June 2004, a subsidiary of Monaco sold products to the predecessor to Sweet Valley in the amount of $80,342 (CDN $109,080). This amount has been eliminated from Monaco's pro forma consolidated statement of operations for the period ended June 30, 2004. As at June 30, 2004, a subsidiary of Monaco had accounts receivable from Sweet Valley in the amount of $83,434 (CDN $111,835). Pursuant to the Sweet Valley asset purchase agreement, Monaco's subsidiary did not acquire the accounts receivable and account payable of Sweet Valley as at June 30, 2004, therefore, Sweet Valley's accounts receivable and accounts payable as presented in Monaco's pro forma consolidated balance sheet as at June 30, 2004 did not include these amounts and no further elimination was done for Monaco's subsidiary's accounts receivable from Sweet Valley as at June 30, 2004.


Note 5    Pro Forma Earnings Per Share
------    ----------------------------

          Pro forma earnings per share has been calculated using the historical weighted average number of shares previously reported by Monaco combined with the shares issued pursuant to the Sweet Valley purchase agreement.

(c)  Exhibits

Exhibit Number      Description
--------------      -----------

4.3 Exchange Agreement, dated as of July 27, 2004, by and among Monaco Group Inc, MG Holdings Inc., and Sweet Valley Foods Inc.*

4.4                 Certificate of Incorporation of MG Holdings,  dated November
                    10, 2003*

4.5                 Amendment  to  the  Certificate  of   Incorporation   of  MG
                    Holdings, dated July 16, 2004*

10.2 Asset Purchase Agreement dated May 25, 2004 by and among Monaco Group Inc, MG Holdings Inc., and Sweet Valley Foods Inc. (incorporated by reference from the Company's Current Report on Form 8-K filed with the SEC on May 28, 2004).*

10.3 Asset Purchase Amending Agreement dated June 21, 2004 by and among Monaco Group Inc, MG Holdings Inc., and Sweet Valley Foods Inc. (incorporated by reference from the Company's Current Report on Form 8-K/A filed with the SEC on June 22,
                    2004).*

*     Previously filed.


                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        Monaco Group Inc.
                                        (Registrant)



                                        /s/ Peter Nelipa
                                        ----------------------------
                                        Peter Nelipa
                                        Chief Executive Officer
                                        (Duly Authorized Officer)


                                        Date: November 15, 2004

                                  EXHIBIT INDEX
                                  -------------

Exhibit Number      Description
--------------      -----------

4.3 Exchange Agreement, dated as of July 27, 2004, by and among Monaco Group Inc, MG Holdings Inc., and Sweet Valley Foods Inc.*

4.4                 Certificate of Incorporation of MG Holdings,  dated November
                    10, 2003*

4.5                 Amendment  to  the  Certificate  of   Incorporation   of  MG
                    Holdings, dated July 16, 2004*

10.2 Asset Purchase Agreement dated May 25, 2004 by and among Monaco Group Inc, MG Holdings Inc., and Sweet Valley Foods Inc. (incorporated by reference from the Company's Current Report on Form 8-K filed with the SEC on May 28, 2004).*

10.3 Asset Purchase Amending Agreement dated June 21, 2004 by and among Monaco Group Inc, MG Holdings Inc., and Sweet Valley Foods Inc. (incorporated by reference from the Company's Current Report on Form 8-K/A filed with the SEC on June 22,
                    2004).*

*     Previously filed.